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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            ------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934

                         DATE OF REPORT: JUNE 11, 1997
                       (Date of earliest event reported)

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                          FEDERAL EXPRESS CORPORATION

             (Exact name of registrant as specified in its charter)

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
                                           DELAWARE
                                   (State of Incorporation)

            1-7806                                                 71-0427007
   (Commission File Number)                                      (IRS Employer
                                                                 Identification
                                                                      No.)
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                             2005 CORPORATE AVENUE
                            MEMPHIS, TENNESSEE 38132
                    (Address of principal executive offices)

              REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE:
                                 (901) 369-3600

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ITEM 5. OTHER EVENTS

    In its Current Reports on Form 8-K dated April 30, 1996, June 7, 1996 and August 16, 1996, Federal Express Corporation (the "Company" and the "Registrant") reported the filing by customers of the Company of four separate class-action lawsuits generally alleging that the Company has breached its contract with the plaintiffs in transporting packages shipped by them by continuing to collect a 6.25% federal excise tax on the transportation of property shipped by air after the tax expired on December 31, 1995, and until it was reinstated in August of 1996. Three of those cases were consolidated in Minnesota Federal District Court. That court stayed the consolidated cases in favor of a case filed in state court in Alabama which was removed to Federal District Court in Alabama. On June 11, 1997, the Federal District Court in Alabama remanded the case to the state court of Alabama, and the plaintiffs in the Alabama case amended their complaint to allege that the Company breached its contract with plaintiffs and continued to collect the excise tax on the transportation of property shipped by air after the tax expired again on December 31, 1996.

    In the Company's Current Report on Form 8-K dated March 4, 1997, the Company reported a similar case in New York alleging that the Company continued to collect the excise tax on the transportation of property shipped by air after the tax expired on December 31, 1996. In June 1997, the New York complaint was amended to add a breach of contract claim and to delete fraud and conversion claims. The amended New York complaint also contains the same allegations for the first expiration period of the tax (December 31, 1995 through August 27, 1996) covered in the original Alabama complaint.

    The air transportation excise tax expired on December 31, 1995, was reenacted by Congress effective August 27, 1996, and expired again on December 31, 1996. The excise tax was then reenacted by Congress effective March 7, 1997, and is scheduled to expire on September 30, 1997. The expiration of the tax relieved the Company of its obligation to pay the tax during the periods of expiration.

    The Company intends to vigorously defend itself in these cases. No amount has been reserved for these contingencies.

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                                   SIGNATURE

    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                FEDERAL EXPRESS CORPORATION

                                By:            /s/ MICHAEL W. HILLARD
                                     -----------------------------------------
                                                 Michael W. Hillard
                                            VICE PRESIDENT & CONTROLLER
                                           (PRINCIPAL ACCOUNTING OFFICER)

Dated: June 18, 1997

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